                                                                   Exhibit 10.38

                            Translation from Russian

Series A
No. 084735

                                                   Copy 1
                                                   for the lessee

                                                   Approved by the resolution of
                                                   KhKKL
                                                   (name of local office)

                                                   10/11/96 No. 16

                        Federal Timber Service of Russia

                                  License No. 9
                    for long-term use(lease) of timber tracts

                                                   November 25, 1996

Region: Khabarovsk Territory
District: Polina Osipenko
Owner of timber tracts: Kerbinsky leskhoz
Forestry region: Kherpuchinsky
Full title of the leasee: JSC "Udinskoye"

for performance of the following types of timber harvesting:

--------------------------------------------------------------------------------------------------------------
Nos.      Type of timber         Metric    Tract Nos.             Square, ha    Set annual     Amount of
          tract usage            system                                         volume of      lease payments
                                                                                usage
--------------------------------------------------------------------------------------------------------------
1         Timber harvesting      m(3)      in accordance with    201,0          300            in accordance
                                           the attached          thousand       thousand       with attached
                                           excerpt from the      hectares       m(3)           annual
                                           KhKKL resolution                                    calculations
--------------------------------------------------------------------------------------------------------------

          Expiration date of this lease shall be January 1, 2047.

          The lessee shall be obligated to provide timber tract usage in accordance with set volume starting January 1, 1997.

          Term and procedure for lease payments: On a quarterly basis during the first decade in accordance with the procedures for calculating lease payments and timber-related fees in effect in the Khabarovsk Territory.

          Amount of withholdings for regeneration, ecological considerations, terms and payment procedures: In accordance with the instructions on payment procedure.
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                    Volumes of timber shipments to the state

                                     [none]

         The leasee shall be obligated to implement the following forest maintenance and regeneration measures: In accordance with the lease agreements and set annual volumes.

         Conditions and procedure for financing of forest maintenance and regeneration measures by the timber tract owner: Upon acceptance of work in accordance with Acts, the amount of financing shall be determined expressly in the lease agreement.

          Requirements on the condition of the timber tracts upon the expiration date of this license: Maintenance of the percentage of trees on the leased territories no lesser than the one as of the date of issuance of the license.

          Liability of the leasee, territorial (city) authorities and the owner of the timber tract for violation of terms and conditions of the lease: In accordance with the legislation in force.

          Indemnification procedure for losses incurred by the leasee: Shall be determined by the authoritative body which passed the decision that caused losses, by allocating an equal volume timber tract.

          Special considerations: Usage volumes may be changed as a result of closer research of resources upon determining the logging plans, forest management measures and other changes.

          Leskhoz director    /s/ N.M. Ryabov     N.M. Ryabov

          License received    /s/ A.T. Nesterov   A.T. Nesterov

          Extension of the term of the license    (blank)
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THE PIONEER GROUP, INC.

60 State Street
Boston, MA 02109-1820
617-742-7825

[PIONEER LOGO]

          The undersigned hereby certifies that the translation of License No. 9 for Long-Term Use (Lease) of Timber Tracts in the Khabarovsk Territory dated as of November 25, 1996 issued by the Federal Timber Service of Russia to Closed Joint-Stock Company "Udinskoye" to which this certification is attached is a fair and accurate translation of the original document executed in Russian.

Dated: May 22, 2000

                                             /s/ Catherine Mannick
                                             -----------------------------------
                                             Name: Catherine Mannick
                                             Title: Vice President and Assistant
                                             General Counsel, The Pioneer Group,
                                             Inc.